UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 8, 2017

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In connection with the proposed private offering of senior secured notes described in Item 8.01 below, Salem Media Group, Inc. (the “Company”) prepared a preliminary offering memorandum containing certain financial information to be distributed to prospective investors in the offering. An excerpt of such financial information is being filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On May 8, 2017, the Company issued a press release announcing its intention to offer, subject to market and other conditions, $255 million aggregate principal amount of senior secured notes due 2024 (the “Notes”) in a private offering. A new senior secured asset-based revolving credit facility is expected to be entered into at the time of the closing of the Notes offering (the “ABL Facility”). In accordance with Rule 135c promulgated under the Securities Act of 1933, as amended (the “Securities Act”), a copy of the press release is being filed as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

The Notes and related guarantees will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Statements included in this current report on Form 8-K that relate to future plans, events, financial results, prospects or performance, including statements regarding our plans and intentions with respect to the offering of Notes and the ABL Facility, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. While they are based on the current expectations and beliefs of management, they are subject to a number of uncertainties and assumptions that could cause actual results to differ from the expectations expressed in this current report on Form 8-K. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions “Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual and Quarterly Reports on Forms 10-K and 10-Q, as applicable, and our other filings and submissions with the Securities and Exchange Commission, all of which are available free of charge on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Certain financial information from the Preliminary Offering Memorandum dated May 8, 2017

99.2	Press release, dated May 8, 2017, of Salem Media Group, Inc. entitled “Salem Media Group Announces Proposed Offering of $255 Million of Senior Secured Notes Due 2024”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: May 8, 2017	/s/ Christopher J. Henderson
Christopher J. Henderson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain financial information from the Preliminary Offering Memorandum dated May 8, 2017

99.2	Press release, dated May 8, 2017, of Salem Media Group, Inc. entitled “Salem Media Group Announces Proposed Offering of $255 Million of Senior Secured Notes Due 2024”

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